EXHIBIT 99.0


THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

                                             Reportable Business Segments
                                    -------------------------------------------------
                                          Power     Hardware    Fastening                   Currency       Corporate,
                                        Tools &       & Home   & Assembly                Translation     Adjustments,
Year Ended December 31, 2001        Accessories  Improvement      Systems       Total    Adjustments   & Eliminations  Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers        $3,008.9       $766.2       $478.4    $4,253.5         $ (7.9)          $    -      $4,245.6
Segment profit (loss)
    (for Consolidated, operating
    income before restructuring
    and exit costs)                       250.0         59.1         68.4       377.5             .4            (30.3)        347.6
Depreciation and amortization              85.2         33.7         14.3       133.2             .4             25.8         159.4
Capital expenditures                       85.1         33.1         15.4       133.6             .4               .8         134.8


Year Ended December 31, 2000
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Sales to unaffiliated customers        $3,072.4       $831.5       $489.3    $4,393.2         $ 81.7           $    -      $4,474.9
Segment profit (loss)
    (for Consolidated, operating
    income before restructuring
    and exit costs and gain on sale
    of business)                          349.4        113.5         80.4       543.3            8.4            (29.4)        522.3
Depreciation and amortization              83.4         34.3         15.9       133.6            3.4             26.4         163.4
Capital expenditures                      138.6         30.8         25.6       195.0            4.4               .8         200.2


Year Ended December 31, 1999
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Sales to unaffiliated customers        $2,937.3       $824.8       $470.2    $4,232.3         $216.5           $    -      $4,448.8
Segment profit (loss)
    (for Consolidated,
    operating income)                     355.9        118.8         77.8       552.5           20.2            (36.4)        536.3
Depreciation and amortization              80.8         29.9         14.7       125.4            6.9             27.7         160.0
Capital expenditures                      100.2         36.3         25.0       161.5            9.3               .3         171.1


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     The  reconciliation of segment profit to the Corporation's  earnings before income taxes for each of the three years in the period ended December 31, 2001, in millions of dollars, is as follows:


                                                                                       Year Ended December 31,
----------------------------------------------------------------------------------------------------------------------
                                                                                 2001            2000            1999
----------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments                          $377.5          $543.3          $552.5
Items excluded from segment profit:
     Adjustment of budgeted foreign exchange rates to
         actual rates                                                              .4             8.4            20.2
     Depreciation of Corporate property and amortization
         of certain goodwill                                                    (25.8)          (26.4)          (27.7)
     Adjustment to businesses' postretirement benefit
         expenses booked in consolidation                                        41.3            36.4            24.8
     Adjustment to eliminate net interest and non-operating
         expenses from results of certain operations in Brazil,
         Venezuela, and Turkey                                                     .4              .3             1.0
     Other adjustments booked in consolidation directly
         related to reportable business segments                                 (1.0)          (14.4)          (12.4)
Amounts allocated to businesses in arriving at segment
     profit in excess of (less than) Corporate center operating
     expenses, eliminations, and other amounts identified above                 (45.2)          (25.3)          (22.1)
----------------------------------------------------------------------------------------------------------------------
Operating income before restructuring and exit costs
     and gain on sale of business                                               347.6           522.3           536.3
Restructuring and exit costs                                                     99.8            39.1               -
Gain on sale of business                                                            -            20.1               -
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     Operating income                                                           247.8           503.3           536.3
Interest expense, net of interest income                                         84.3           104.2            95.8
Other expense (income)                                                            8.2            (5.5)            (.8)
----------------------------------------------------------------------------------------------------------------------
     Earnings before income taxes                                              $155.3          $404.6          $441.3
======================================================================================================================


                                             Reportable Business Segments
                                    -------------------------------------------------
                                          Power     Hardware    Fastening                   Currency       Corporate,
                                        Tools &       & Home   & Assembly                Translation     Adjustments,
Quarter Ended April 1, 2001         Accessories  Improvement      Systems       Total    Adjustments   & Eliminations  Consolidated
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers          $634.5       $197.1       $120.0    $  951.6          $10.4           $    -      $  962.0
Segment profit (loss) (for
    Consolidated, operating income)        35.1         17.5         19.0        71.6             .7               .1          72.4
Depreciation and amortization              22.6         10.0          3.6        36.2             .6              6.5          43.3
Capital expenditures                       25.3          9.4          3.0        37.7             .6               .5          38.8

Quarter Ended July 1, 2001
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Sales to unaffiliated customers          $745.8       $187.6       $124.0    $1,057.4          $(7.7)          $    -      $1,049.7
Segment profit (loss) (for
    Consolidated, operating income)        54.5          8.4         20.3        83.2            (.1)             1.1          84.2
Depreciation and amortization              22.0          8.8          3.8        34.6            (.1)             6.6          41.1
Capital expenditures                       19.2          8.2          3.1        30.5            (.1)              .2          30.6

Quarter Ended September 30, 2001
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Sales to unaffiliated customers          $741.2       $185.2       $118.1    $1,044.5          $(5.3)          $    -      $1,039.2
Segment profit (loss) (for
    Consolidated, operating income)        77.9         16.1         14.5       108.5             .1            (19.6)         89.0
Depreciation and amortization              20.2          8.0          4.0        32.2            (.1)             6.3          38.4
Capital expenditures                       20.1          7.3          3.6        31.0              -                -          31.0

Quarter Ended December 31, 2001
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Sales to unaffiliated customers          $887.4       $196.3       $116.3    $1,200.0          $(5.3)          $    -      $1,194.7
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)   82.5         17.1         14.6       114.2            (.3)           (11.9)        102.0
Depreciation and amortization              20.4          6.9          2.9        30.2              -              6.4          36.6
Capital expenditures                       20.5          8.2          5.7        34.4            (.1)              .1          34.4


Quarter Ended April 2, 2000
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Sales to unaffiliated customers          $660.8       $196.6       $129.1    $  986.5          $36.7           $    -      $1,023.2
Segment profit (loss) (for
    Consolidated, operating income
    before gain on sale of business)       53.2         19.1         21.9        94.2            3.4             (6.1)         91.5
Depreciation and amortization              20.5          9.8          3.8        34.1            1.5              6.7          42.3
Capital expenditures                       50.2          7.1          6.7        64.0            2.4               .2          66.6

Quarter Ended July 2, 2000
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Sales to unaffiliated customers          $749.0       $207.7       $124.3    $1,081.0          $25.2           $    -      $1,106.2
Segment profit (loss) (for
    Consolidated, operating income)       100.0         27.1         21.8       148.9            2.7             (9.0)        142.6
Depreciation and amortization              20.6          9.0          4.1        33.7             .8              6.6          41.1
Capital expenditures                       23.7          7.7          5.9        37.3             .8               .3          38.4

Quarter Ended October 1, 2000
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Sales to unaffiliated customers          $763.9       $209.7       $119.8    $1,093.4          $17.7           $    -      $1,111.1
Segment profit (loss) (for
    Consolidated, operating income)       100.7         30.8         19.2       150.7            1.5             (4.0)        148.2
Depreciation and amortization              21.2          7.5          4.0        32.7             .7              6.5          39.9
Capital expenditures                       30.8          7.6          5.3        43.7             .9               .1          44.7

Quarter Ended December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers          $898.7       $217.5       $116.1    $1,232.3          $ 2.1           $    -      $1,234.4
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and exit costs)   95.5         36.5         17.5       149.5             .8            (10.3)        140.0
Depreciation and amortization              21.1          8.0          4.0        33.1             .4              6.6          40.1
Capital expenditures                       33.9          8.4          7.7        50.0             .3               .2          50.5



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      The reconciliation of segment profit to the Corporation's  earnings (loss)
before income taxes for each of the quarters in the years ended December 31, 2001 and 2000, in millions of dollars, is as follows:

                                                                                              Quarter Ended
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                                                                         April 1,         July 1,    September 30,     December 31,
                                                                             2001            2001             2001             2001
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
Segment profit for total reportable business segments                       $71.6           $83.2           $108.5           $114.2
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                         .7             (.1)              .1              (.3)
      Depreciation of Corporate property and amortization
          of certain goodwill                                                (6.5)           (6.6)            (6.3)            (6.4)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                   11.0             9.9              9.4             11.0
      Adjustment to eliminate net interest and non-operating
          expenses from results of certain operations in Brazil,
          Venezuela, and Turkey                                                .2              .1               .1                -
      Other adjustments booked in consolidation directly
          related to reportable business segments                             4.4              .6             (8.3)             2.3
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above             (9.0)           (2.9)           (14.5)           (18.8)
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Operating income before restructuring and exit costs                         72.4            84.2             89.0            102.0
Restructuring and exit costs                                                    -               -                -             99.8
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      Operating income                                                       72.4            84.2             89.0              2.2
Interest expense, net of interest income                                     22.4            22.7             20.4             18.8
Other expense                                                                 2.7             1.9              2.7               .9
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      Earnings (loss) before income taxes                                   $47.3           $59.6           $ 65.9           $(17.5)
====================================================================================================================================

                                                                                              Quarter Ended
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                                                                         April 2,         July 2,       October 1,     December 31,
                                                                             2000            2000             2000             2000
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Segment profit for total reportable business segments                      $ 94.2          $148.9           $150.7           $149.5
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                        3.4             2.7              1.5               .8
      Depreciation of Corporate property and amortization
          of certain goodwill                                                (6.7)           (6.6)            (6.5)            (6.6)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                    9.5             8.7              9.0              9.2
      Adjustment to eliminate net interest and non-operating
          expenses from results of certain operations in Brazil,
          Venezuela, and Turkey                                                .1               -               .1               .1
      Other adjustments booked in consolidation directly
          related to reportable business segments                            (7.0)           (5.7)            (2.0)              .3
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above             (2.0)           (5.4)            (4.6)           (13.3)
------------------------------------------------------------------------------------------------------------------------------------
Operating income before restructuring and exit costs
      and gain on sale of business                                           91.5           142.6            148.2            140.0
Restructuring and exit costs                                                    -               -                -             39.1
Gain on sale of business                                                     20.1               -                -                -
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      Operating income                                                      111.6           142.6            148.2            100.9
Interest expense, net of interest income                                     23.8            25.4             26.5             28.5
Other expense (income)                                                         .4            (1.4)            (1.6)            (2.9)
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      Earnings before income taxes                                         $ 87.4          $118.6           $123.3           $ 75.3
====================================================================================================================================


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Basis of Presentation:
     The Corporation operates in three reportable business segments: Power Tools and Accessories, Hardware and Home Improvement, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and professional power tools and accessories, electric cleaning and lighting products, and electric lawn and garden tools, as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of security hardware to customers in Mexico, Central America, the Caribbean, and South America; for the sale of plumbing products to customers outside the United States and Canada; and for sales of household products. The Hardware and Home Improvement segment has worldwide responsibility for the manufacture and sale of security hardware (except for the sale of security hardware in Mexico, Central America, the Caribbean, and South America). It also has responsibility for the manufacture of plumbing products and for the sale of plumbing products to customers in the
United States and Canada. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.
     The Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. In general, segments follow the same accounting policies as those described in Note 1 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment's operating units located outside of the United States, except those units operating in highly inflationary economies, are generally measured using the local currency as the functional currency. For these units located outside of the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the current year's budgeted rates of exchange. The amounts included in the preceding segment tables under the captions "Reportable Business Segments" and "Corporate, Adjustments, & Eliminations" are reflected at the Corporation's budgeted exchange rates for 2002. The amounts included in the preceding segment tables under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using those budgeted rates of exchange and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.
     Segment profit excludes interest income and expense, non-operating income and expense, goodwill amortization (except for the amortization of goodwill associated with certain acquisitions made by the Power Tools and Accessories and Fastening and Assembly Systems segments), adjustments to eliminate intercompany profit in inventory, and income tax expense. In addition, segment profit excludes restructuring and exit costs and the gain on sale of business. For certain operations located in Brazil, Venezuela, and Turkey, segment profit is reduced by net interest expense and non-operating expenses. In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses, as well as certain centrally managed expenses, are allocated to each reportable segment based upon budgeted amounts. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of sales by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related expense items of an unusual or non-recurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the various segments in a later period.


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